U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 20, 2006

                           NEOMEDIA TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                    0-21743               36-3680347
-------------------------------  --------------------------  -------------------
(State or Other Jurisdiction                                    (IRS Employer
        Incorporation)            (Commission File Number)      Identification
No.)

2201 Second Street, Suite 600,
        Fort Myers, Florida                                          33901
-------------------------------                                   ----------
(Address of Principal Executive                                   (Zip Code)
           Offices)

                                (239) - 337-3434
                               ------------------
              (Registrant's Telephone Number, including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS


Acquisition of Sponge Limited

         On February 20, 2006, NeoMedia Technologies, Inc. ("NeoMedia) and Sponge Limited ("Sponge") of London (www.spongegroup.com) signed a definitive share purchase agreement (the "Agreement") under which NeoMedia acquired all of the outstanding shares of Sponge in exchange for (pound)3,450,000 (approximately $6 million) cash and (pound)6,550,000 (approximately $11.4 million) in shares of NeoMedia common stock. The (pound)6,550,000 stock portion of the purchase price is represented by 29,696,745 shares of NeoMedia common stock, calculated by dividing (pound)6,550,000 by the volume-weighted average closing price of NeoMedia common stock for the ten days up to and including February 8, 2006. The Agreement also calls for Sponge to earn an additional (pound)2,500,000 (approximately $4.4 million) in the form of NeoMedia common stock if, during the two-year period beginning at closing, the Sponge business earns in excess of (pound)1,300,000 (approximately $2.3 million) in net profits.

         Closing is scheduled to occur during the week ending February 24, 2006.

         Founded in 2001, Sponge has grown to become a U.K. market leader in providing mobile applications to agencies and media groups, and gain recognition as one of Europe's top independent developers of mobile applications and content. Today, Sponge counts more than 40 agencies, including WPP, Aegis and BBH, as clients, and supplies services for over 100 world-class brands, including Coca Cola(R), Heineken(R) and Diageo. Sponge also supplies a range of mobile services to media groups, including News International, Trinity Mirror, Endemol and IPC.


         The Agreement is attached hereto as exhibit 16.1. On February 22, 2006, NeoMedia issued a press release with respect to the Agreement, attached hereto as Exhibit 16.2.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NeoMedia Technologies, Inc.
                                          ---------------------------
                                          (Registrant)


Date: February 21, 2006                   By: /s/ Charles T. Jensen
      -----------------                       ----------------------------------
                                          Charles T. Jensen, President,
                                          Chief Executive Officer and Director



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                                  EXHIBIT INDEX

   Exhibit No.     Description
      16.1         Definitive Sale and Purchase Agreement between NeoMedia and
                   Sponge
      16.2         Press release dated February 22, 2006



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